Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of W. P. Carey & Co. LLC on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon F. DuGan, Chief Executive Officer of W. P. Carey & Co. LLC, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of W. P. Carey & Co. LLC.

/s/ Gordon F. DuGan

Gordon F. DuGan President and Chief Executive Officer
Date 2/26/2007
In connection with the Annual Report of W. P. Carey & Co. LLC on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark J. DeCesaris, acting Chief Financial Officer of W. P. Carey & Co. LLC, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of W. P. Carey & Co. LLC.

/s/ Mark J. DeCesaris

Mark J. DeCesaris acting Chief Financial Officer
Date 2/26/2007
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to W. P. Carey & Co. LLC and will be retained by W. P. Carey & Co. LLC and furnished to the Securities and Exchange Commission or its staff upon request.

W. P. Carey 2006 10-K – 94